UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-09497

Dividend Growth Trust

108 Traders Cross, Suite 105, Bluffton, SC 29910

J. Michael Landis

Unified Fund Services, Inc.

2960 N. Meridian Street, Ste. 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:	09/30

Date of reporting period:	09/30/2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

September 30, 2007

Fund Advisor:

Dividend Growth Advisors, LLC

58 Riverwalk Boulevard

Building 2, Suite A

Ridgeland, SC 29936

Toll Free: (888) 826-2520

Review of the Economic and Market Environment

The title of one of Shakespeare’s comedies comes to mind as this reporter looks back on the last six months of the economy and markets. Much Ado About Nothing seems to say it all but like a Shakespearean play there is a great deal going on under the surface. As it has been a long time since reading the play, the resources of Google were employed to find the website, Sparknotes, where the study guide explains that no one actually dies but the hero fakes his death. The guide goes on to say that there are tones of anger, betrayal, hatred, grief and despair among the characters. The guide also suggests that while the play does not end badly, a few changed circumstances could have turned the play into a tragedy.

This would seem to adequately describe the economy and both the credit and equity markets. All were riding along seemingly without a care in the world when suddenly the car almost went off the road. Here in narrative form is what we believe happened between the end of March 2007 and the end of September. At the beginning of the time frame the economy was okay but not sensational. GDP for the first quarter would turn out to have grown at a sluggish 0.6% but corporate earnings were still growing although at a slower rate than the past few years. We believe the global expansion was a major reason for US corporations to continue to grow earnings per share at a rate faster than GDP. That sets the stage for the second quarter.

The US economy showed the resilience that has been its hallmark since the expansion began earlier in the decade. GDP grew 4.0% and the global economy also was in forward motion. Corporate earnings once again were able to advance in the high single digit range, which helped to push the equity markets along. But there were warning signs beginning to appear. The housing sector of the economy was showing serious signs of weakening. New home sales, existing home sales, home prices, mortgage delinquencies and foreclosures, and inventories of unsold homes all showed weakness. Also of importance was the significant distress at two Bear Stearns hedge funds.

The stock market indexes continued to move higher in early July with the Dow Industrials reaching all time highs on July 19th, pushing just past the 14000 level. The issues that caused problems at the Bear Stearns hedge funds then began to appear at many other places. For a time certain parts of the fixed income markets seemed to freeze over. Buyers were not willing to buy and many sellers had to sell. This was not just a problem in the US, but around the world. Central Banks rushed liquidity to the market to stave off financial collapse. Then in September the US Fed reduced rates for the first time since June 2006 by fifty basis points. The equity markets took this as a signal that the Fed would not let the economy go down the drain because of liquidity issues.

The end result for the first three quarters of the year is a satisfactory performance for most of the popular indexes, the total return for the Dow Industrials up 13.3%. The S&P 500 was up 9.09%. The NASDAQ composite was up 11.85%, and the Russell 2000, up 2.3%. As reported elsewhere in this shareholder report, the “A” shares of the Rising Dividend Growth Fund had a total return for the year to date of 10.55%.

The outlook for the economy and the equity markets has a number of uncertainties, as it always does. We are concerned about the housing sector and believe that it will take a considerable period of time to correct. The abuses in mortgage lending will cause difficulties, as borrowers are unable to keep their mortgages current. The thought that home prices always go up has turned out to be incorrect. While housing is an important part of the economy, we believe its problems will be contained. A counter balance to housing is the global economic expansion that we believe will continue. We think that companies that have exposure to the global economy will have a better chance of good results. We also feel that focus on some of the basic needs for people to live such as food, water, energy, healthcare and finance will also be rewarding.

In summary, the economy and the financial markets have had a bit of a scare this summer. Like Shakespeare’s Much Ado About Nothing, there were several other options that the playwright could exercise that would have made the story turn out to be a tragedy. It appears that will not be the case. It does appear to be a time to own companies with solid financials, good management, global outreach, and industry leading products and services such as those companies that have been able to raise their distribution to shareholders at least ten years in a row and at an average compound annual growth rate of at least ten percent.

PERFORMANCE REVIEW FOR FISCAL YEAR SEPTEMBER 30, 2007

While the volatility of the domestic equity and fixed income markets increased in the later part of this fiscal year, the results for the 2007 fiscal year do not show those signs of stress. The total return for the fiscal year ended September 30, 2007 for the four stock market averages that we watch had the Dow Industrials up 21.67%, the S&P 500 Composite up 16.39%, the NASDAQ Composite up 19.62% and the Russell 2000 up 11.01%. By comparison, the Rising Dividend Growth Fund “A” shares total return for the fiscal year ended September 30, 2007 was up 16.25% (without sales load), slightly less than the S&P 500. The calendar year-to-date total return for the “A” shares was up 10.55%, while the S&P 500 was up 9.09% over the same period of time.

The performance of the various sectors, industries, and companies owned by the Fund showed a wide range of performance. On the negative side, the financial distress in asset-backed securities in the summer quarter had an unfortunate impact on the banks in the portfolio. Four of five of the banks had negative performance for the fiscal year, all of which occurred in the summer quarter. The exposure to this industry had been purposefully reduced in prior years to the point where it is now approximately 13% of the portfolio. Last year the exposure was just over 14%. There also was a reduction in other financial service companies. American International Group and Allstate were sold. The exposure to financial services was 17.3% of the portfolio at fiscal year end, down from 21.2% a year earlier. The S&P 500 financial sector weight was 19.83% at September 30, 2007.

Another industry that has been volatile on both the upside and the downside has been the energy master limited partnerships (MLPs). The Fund owns MLPs as bond substitutes. Nine MLPs were owned at the end of the fiscal year. Geography and the products and services that are rendered diversify the positions. These MLPs generally are in the business of processing and transporting hydrocarbon energy for a fee paid by the owner of the energy. The one exception is Natural Resource Partners, which owns coal reserves that are leased out to others to mine. The MLPs had strong performance in the first nine months of the fiscal year only to give back about one half of the gain in the summer quarter. The price only performance for the fiscal year was almost +15% and the income distribution was approximately 6%.

Additions to the technology sector of the portfolio brought the weighting at the end of the fiscal year up to 8.26% of the total portfolio from 3.99% at the end of last year. We were able to include IBM in the portfolio as it now has ten years of increased dividends at a rate in excess of 10% compounded annually. For the second half of the fiscal year the stock was up almost 25%. Also added to the portfolio was Linear Technologies. Early in 2007 Linear had a large share buyback, using the large cash horde already on the balance sheet as well as a borrowing of $1.7 billion. The borrowing is the company’s only long term debt. After the share buyback the stock was up 8.27% in the second half of the fiscal year.

There were many companies that performed well, including two that were the subject of buyout offers. Arrow International and Nuveen each had attractive offers. The Fund sold its positions shortly after each deal was announced. Other companies that were owned by the Fund for the entire fiscal year that performed better than the market for the year were Albemarle up 60%, Praxair up 40%, Meridian Bioscience up 87%, Eaton Vance up 38%, Aflac up 25%, McDonald’s up 37%, Roper up 48%, and United Technologies up 27%. These companies represent many different industry sectors including materials, healthcare, financial services, consumer cyclicals, and industrials.

This past year has been a market of stocks. Stock selection has been the key to success. We believe that economic growth was substantial enough to enable earnings per share to expand at a rate that has encouraged investors to hold good quality common stocks such as our dividend achievers.

Thomas W. L. Cameron	Jere E. Estes
Chief Investment Officer	Senior Portfolio Manager

Average Annual Total Returns (for the periods ended September 30, 2007)	One Year	Since Commencement of Fund Operations (March 18, 2004)
Rising Dividend Growth Fund - Class A*	16.25%	11.00%
Rising Dividend Growth Fund - Class A (after deduction of sales load and redemption fee)**	8.43%	9.16%
S & P 500 Index***	16.39%	11.95%

Total annual operating expenses for Class A shares for the fiscal year ended September 30, 2006, as disclosed in the Fund's prospectus, were 2.16% of average daily net assets (1.65% after fee waivers/expense reimbursements by the Advisor). The Advisor contractually has agreed to waive its fee and/or cap certain operating expenses (excluding brokerage and certain other costs) of the share class. The expense limitation agreement may be terminated by the Advisor upon 60 days' prior written notice to the Trust.

Average Annual Total Returns (for the periods ended September 30, 2007)	One Year	Since Commencement of Fund Operations (April 14, 2005)
Rising Dividend Growth Fund - Class C*	15.55%	12.62%
Rising Dividend Growth Fund - Class C (after deduction of redemption fee)**	14.48%	12.62%
S & P 500 Index***	16.39%	13.82%

Total annual operating expenses for Class C shares for the fiscal year ended September 30, 2006, as disclosed in the Fund's prospectus, were 2.87% of average daily net assets (2.25% after fee waivers/expense reimbursements by the Advisor). The Advisor contractually has agreed to waive its fee and/or cap certain operating expenses (excluding brokerage and certain other costs) of the share class. The expense limitation agreement may be terminated by the Advisor upon 60 days' prior written notice to the Trust.

Total Returns (for the period ended September 30, 2007)	Since Commencement of Fund Operations (March 21, 2007)
Rising Dividend Growth Fund - Class I*	8.61%
S & P 500 Index***	9.22%

Total annual operating expenses, as estimated for the Class I shares's fiscal period ended September 30, 2007 and disclosed in the Fund's prospectus, were 1.67% of average daily net assets (1.25% after fee waivers/expense reimbursements by the Advisor). The actual gross expense ratio for the fiscal year ended September 30, 2007 was 1.54%. The Advisor contractually has agreed to waive its fee and/or cap certain operating expenses (excluding brokerage and certain other costs) of the share class. The expense limitation agreement may be terminated by the Advisor upon 60 days' prior written notice to the Trust.

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 826-2520 or visiting www.dividendgrowthadvisors.com.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. Class A Shares have a maximum up-front sales charge of 5.75% that you pay when you buy your shares. The front-end sales charge for the Class A Shares decreases with the amount you invest and is included in the offering price. As of January 29, 2007, Class A shares have a redemption fee. The 1.00% redemption fee for Class A and Class C Shares applies only to redemptions within 12 months of acquisition. The fee is not applied to shares acquired through reinvestment of dividends or capital gains.

*** The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index representative of broader markets and ranges of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The results shown for the Fund include reinvested distributions, applicable sales charges, fund expenses and management fees, and are shown before taxes on fund distributions and sale of fund shares. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The market indexes are unmanaged, do not reflect sales charges, commissions or expenses, or the effects of taxes. You cannot invest directly into an index. The performance quoted represents past performance, which does not guarantee future results. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 826-2520 or visiting www.dividendgrowthadvisors.com.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling (888) 826-2520. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Fund Holdings – (Unaudited)

1As a percent of net assets.

Regardless of industry, the Rising Dividend Growth Fund will invest at least 80% of its assets in common stocks of dividend-paying domestic and foreign companies whose market capitalizations are at least $500 million.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments or redemption fees (including contingent deferred sales charges) on certain redemptions and (ii) ongoing costs, including management fees, distribution fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2007 and held for the six month period ended September 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales loads on purchase payments and redemption fees (including contingent deferred sales charges). The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the redemption fees (including contingent deferred sales charges) imposed by the Fund would increase your expenses.

*Expenses are equal to Class A’s annualized expense ratio of 1.64%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**Assumes a 5.00% return before expenses.

***Expenses are equal to Class C’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

****Expenses are equal to Class I’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Dividend Growth Trust
Rising Dividend Growth Fund
Schedule of Investments
September 30, 2007

Common Stocks - 92.78%	Shares	Value

Accident & Health Insurance - 1.59%
AFLAC, Inc.	21,200	$ 1,209,248

Aircraft Engines & Engine Parts - 2.98%
United Technologies Corp.	28,100	2,261,488

Beverages - 2.31%
PepsiCo, Inc.	23,900	1,750,914

Bituminous Coal & Lignite Surface Mining - 2.86%
Natural Resource Partners, L.P.	69,700	2,173,246

Computer & Office Equipment - 2.58%
International Business Machines Corp. (IBM)	16,600	1,955,480

Construction Machinery & Equipment - 3.46%
Caterpillar, Inc.	33,500	2,627,405

Crude Petroleum & Natural Gas - 3.02%
Enterprise Products Partners, L.P.	75,800	2,292,950

Electromedical & Electrotherapeutic - 2.01%
Medtronic, Inc.	27,000	1,523,070

Electronic & Other Electrical Equipment - 3.92%
General Electric Co.	71,900	2,976,660

Fats & Oils - 3.09%
Archer-Daniels-Midland Co.	70,800	2,342,064

Food - Miscellaneous/Diversified - 3.54%
Nestle SA (a)	24,000	2,686,183

General Industrial Machinery & Equipment - 1.44%
Illinois Tool Works, Inc.	18,300	1,091,412

In Vitro & In Vivo Diagnostic Substances - 0.81%
Meridian Bioscience, Inc.	20,160	611,251

Industrial Inorganic Chemicals - 2.66%
Praxair, Inc.	24,100	2,018,616

Industrial Instruments for Measurement, Display, and Control - 3.76%
Roper Industries, Inc.	43,600	2,855,800

Investment Advice - 2.59%
Eaton Vance Corp.	49,200	1,966,032

Motors & Generators - 1.05%
Franklin Electric Co., Inc.	19,400	797,534

National Commercial Banks - 10.74%
Bank of America Corp.	56,800	2,855,336
Citigroup, Inc.	41,300	1,927,471
Synovus Financial Corp.	43,900	1,231,395
Wells Fargo & Co.	60,000	2,137,200
		8,151,402

Natural Gas Transmission - 3.24%
Energy Transfer Partners, L.P.	15,000	732,750
Williams Partners, L.P.	41,700	1,723,044
		2,455,794
*See accompanying notes which are an integral part of these financial statements.

Rising Dividend Growth Fund
Schedule of Investments - continued
September 30, 2007

Common Stocks - 92.78% - continued	Shares	Value

Pharmaceutical Preparations - 2.74%
Johnson & Johnson	14,400	$ 946,080
Pfizer, Inc.	46,500	1,135,995
		2,082,075
Pipe Lines (No Natural Gas) - 8.99%
Enbridge Energy Partners, L.P. (b)	35,800	1,748,114
Magellan Midstream Partners, L.P.	28,000	1,120,840
NuStar Energy, L.P. (b)	20,800	1,235,936
Plains All American Pipeline, L.P.	20,500	1,117,045
Sunoco Logistics Partners, L.P. (b)	31,200	1,595,880
		6,817,815

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 3.11%
Albemarle Corp.	53,400	2,360,280

Plastic Products - 1.85%
Aptargroup, Inc.	37,000	1,401,190

Retail - Drug Stores and Proprietary Stores - 1.49%
Walgreen Co.	24,000	1,133,760

Retail - Eating Places - 2.96%
McDonald's Corp.	41,200	2,244,164

Retail - Lumber & Other Building Material Dealers - 1.74%
Lowe's Companies, Inc.	47,000	1,316,940

Semiconductors & Related Devices - 0.97%
Linear Technology Corp.	21,000	734,790

Services - Computer Processing & Data Preparation - 3.54%
Automatic Data Processing, Inc.	58,500	2,686,905

Services - Engineering, Accounting, Research, Management - 1.19%
Paychex, Inc.	22,000	902,000

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 2.09%
Procter & Gamble Co.	22,600	1,589,684

State Commercial Banks - 2.34%
State Street Corp.	26,100	1,778,976

Steel Works, Blast Furnaces & Rolling Mills - 2.12%
Nucor Corp.	27,000	1,605,690

TOTAL COMMON STOCKS (Cost $56,985,220)		70,400,818

Money Market Securities - 7.02%
Fidelity Institutional Treasury Only Portfolio - Investment Shares, 4.20% (c)	5,331,250	5,331,250

TOTAL MONEY MARKET SECURITIES (Cost $5,331,250)		5,331,250

TOTAL INVESTMENTS (Cost $62,316,470) - 99.80%		75,732,068

Cash and other assets less liabilities - 0.20%		148,089

TOTAL NET ASSETS - 100.00%		$ 75,880,157

(a) American Depositary Receipt.
(b) Non-income producing.
(c) Variable rate security; the money market rate shown represents the rate at September 30, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statement of Assets and Liabilities
September 30, 2007

Assets
Investments in securities, at value (cost $62,316,470)	$ 75,732,068
Interest receivable	23,721
Dividends receivable	75,530
Receivable for fund shares sold	390,314
Prepaid expenses	16,046
Other receivable	621
Total assets	76,238,300

Liabilities
Payable to custodian (cash overdraft)	179
Payable for income distribution	13,355
Payable due to Advisor (a)	49,329
Payable for fund shares redeemed	189,767
Accrued 12b-1 fees	13,387
Other accrued expenses	92,126
Total liabilities	358,143

Net Assets	$ 75,880,157

Net Assets consist of:
Paid in capital	$ 62,501,497
Accumulated undistributed net investment (loss)	(298,356)
Accumulated net realized gain on investments	261,418
Net unrealized appreciation on investments	13,415,598

Net Assets	$ 75,880,157

Net Assets: Class A	$ 63,827,262

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	4,693,099

Net asset value per share	$ 13.60

Maximum offering price per Class A share ($13.60 / 94.25%)	$ 14.43

Minimum redemption price per share ($13.60 * 99.00%) (b) (c)	$ 13.46

Net Assets: Class C	$ 5,504,845

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	404,200

Net asset value and offering price per share	$ 13.62

Minimum redemption price per share ($13.62 * 99.00%) (c)	$ 13.48

Net Assets: Class I	$ 6,548,050

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	472,791

Net asset value, offering and redemption price per share	$ 13.85

(a) See Note 6 in the Notes to the Financial Statements.
(b) A contingent deferred sales charge ("CDSC") of 1.00% may be charged on redemptions of accounts greater than $1,000,000 redeemed within 12 months of purchase.
(c) A redemption fee of 1.00% may be charged on redemptions of shares within 12 months of purchase.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statement of Operations
For the fiscal year ended September 30, 2007

Investment Income
Dividend income (Net of foreign withholding tax of $6,665) (a)	$ 903,502
Interest income	215,418
Total Income	1,118,920

Expenses
Investment advisor fee (b)	457,844
12b-1 fees (Class A - $219,303; Class C - $47,385)	266,688
Transfer agent expenses	118,932
Legal expenses	112,466
Administration expenses	65,198
Registration expenses	41,473
Fund accounting expenses	38,348
Miscellaneous expenses	28,191
Printing expenses	22,904
Trustee expenses	20,000
Auditing expenses	15,000
Custodian expenses	13,866
Pricing expenses	4,617
Insurance expenses	1,579
Total Expenses	1,207,106
Advisor fees waived (b)	(61,553)
12b-1 fees refunded (Class A - $102,227; Class C - $14,777) (b)	(117,004)
Net operating expenses	1,028,549
Net Investment Income	90,371

Realized & Unrealized Gain on Investments
Net realized gain on investment securities	876,435
Change in unrealized appreciation (depreciation) on investment securities	7,759,893
Net realized and unrealized gain on investment securities	8,636,328
Net increase in net assets resulting from operations	$ 8,726,699

(a) Dividend income is net of $708,282 of return of capital distributions and passive income/losses from master limited partnerships.
(b) See Note 6 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets

	Fiscal Year ended	Fiscal Year ended
	September 30, 2007	September 30, 2006
Operations
Net investment income (loss)	$ 90,371	$ (169,186)
Net realized gain on investment securities	876,435	1,359,159
Change in unrealized appreciation (depreciation)	7,759,893	3,496,256
Net increase in net assets resulting from operations	8,726,699	4,686,229

Distributions
From net investment income, Class A	(83,851)	-
From net investment income, Class C	(3,978)	-
From net investment income, Class I	(2,542)	-
From net realized gains, Class A	(909,937)	(97,828)
From net realized gains, Class C	(76,017)	(2,806)
From return of capital distributions, Class A	(516,137)	(281,671)
From return of capital distributions, Class C	(24,487)	(5,892)
From return of capital distributions, Class I	(15,646)	-
Distributions in excess of net investment income, Class A	(111,404)	(126,859)
Distributions in excess of net investment income, Class C	(5,285)	(2,654)
Distributions in excess of net investment income, Class I	(3,378)	-
Total distributions	(1,752,662)	(517,710)

Capital Share Transactions (a)
Proceeds from shares sold
Class A	19,699,571	12,000,326
Class C	1,947,229	1,162,008
Class I (b)	6,613,184	-
Assets acquired in merger of Capital Appreciation Fund (c)
Class A	-	2,272,522
Class C	-	1,346,181
Class I (b)	-	-
Reinvestment of distributions
Class A	1,505,914	464,887
Class C	103,791	9,526
Class I (b)	15,804	-
Amount paid for shares redeemed
Class A	(7,273,730)	(13,335,144)
Class C (d)	(537,886)	(113,992)
Class I (b)	(190,302)	-
Net increase in net assets resulting from share transactions	21,883,575	3,806,314
Total Increase in Net Assets	28,857,612	7,974,833

(a) See Note 1 in the Notes to the Financial Statements.
(b) Class I commenced operations on March 21, 2007.
(c) See Note 5 in the Notes to the Financial Statements.
(d) Redemption fees of $1,208 and $740, respectively, retained by the Fund are included.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets - continued

	Fiscal Year ended	Fiscal Year ended
	September 30, 2007	September 30, 2006

Net Assets
Beginning of year	47,022,545	39,047,712

End of year	$ 75,880,157	$ 47,022,545

Accumulated undistributed net investment income	$ (298,356)	$ (178,289)
included in net assets

Capital Share Transactions - A Shares (a)
Shares sold	1,517,813	1,043,259
Shares issued in connection in merger of Capital Appreciation Fund (c)	-	191,337
Shares issued in reinvestment of distributions	117,160	40,634
Shares redeemed	(555,034)	(1,177,840)

Net increase from capital share transactions	1,079,939	97,390

Capital Share Transactions - C Shares (a)
Shares sold	151,571	101,159
Shares issued in connection in merger of Capital Appreciation Fund (c)	-	113,134
Shares issued in reinvestment of distributions	8,134	832
Shares redeemed	(41,745)	(9,856)

Net increase from capital share transactions	117,960	205,269

Capital Share Transactions - I Shares (a) (b)
Shares sold	485,445	-
Shares issued in reinvestment of distributions	1,143	-
Shares redeemed	(13,797)	-

Net increase from capital share transactions	472,791	-

(a) See Note 1 in the Notes to the Financial Statements.
(b) Class I commenced operations on March 21, 2007.
(c) See Note 5 in the Notes to the Financial Statements.
(d) Redemption fees of $1,208 and $740, respectively, retained by the Fund are included.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund - Class A
Financial Highlights
For a share outstanding during each period
	Fiscal	Fiscal	Fiscal	Period
	Year ended	Year ended	Year ended	ended
	September	September	September	September
	30, 2007	30, 2006	30, 2005	30, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 12.06	$ 10.86	$ 10.35	$ 10.00

Income from investment operations
Net investment income (loss)	0.02	(0.06)	0.01	0.04
Net realized and unrealized gain	1.93	1.42	0.65	0.35
Total from investment operations	1.95	1.36	0.66	0.39

Less Distributions to shareholders:
From net investment income	(0.02)	-	(0.01)	(0.04)
From net realized gain	(0.23)	(0.03)	(0.01)	-	(b)
From tax return of capital	(0.12)	(0.09)	(0.13)	-
In excess of net investment income	(0.04)	(0.04)	-	-
Total distributions	(0.41)	(0.16)	(0.15)	(0.04)

Net asset value, end of period	$13.60	$12.06	$10.86	$10.35

Total Return (c)	16.25%	12.62%	6.36%	3.92%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$63,827	$43,566	$38,167	$19,721
Ratio of expenses to average net assets	1.65%	1.65%	1.65%	1.65%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	1.94%	2.13%	3.04%	2.30%	(e)
Ratio of net investment income (loss) to
average net assets	0.19%	(0.36)%	0.12%	1.19%	(e)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement	(0.11)%	(0.84)%	(1.27)%	0.54%	(e)
Portfolio turnover rate	31.09%	50.20%	48.91%	36.29%

(a) March 18, 2004 (Commencement of Operations) through September 30, 2004.
(b) Less than $0.01 per share.

(c) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends. Returns shown exclude the effect of the sales load.

(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund - Class C
Financial Highlights
For a share outstanding during each period
	Fiscal	Fiscal	Period
	Year ended	Year ended	ended
	September	September	September
	30, 2007	30, 2006	30, 2005	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 12.08	$ 10.87	$ 10.51

Income from investment operations
Net investment income (loss)	-	(0.10)	-	(b)
Net realized and unrealized gain	1.85	1.40	0.38
Total from investment operations	1.85	1.30	0.38

Less distributions to shareholders:
From net investment income	-	-	-	(b)
From net realized gain	(0.23)	(0.03)	-
From tax return of capital	(0.06)	(0.04)	(0.02)
In excess of net investment income	(0.02)	(0.02)	-
Total distributions	(0.31)	(0.09)	(0.02)

Paid in capital from redemption fees (c)	-	-	-

Net asset value, end of period	$ 13.62	$ 12.08	$ 10.87

Total Return (d)	15.55%	12.01%	3.57%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 5,505	$ 3,457	$ 880
Ratio of expenses to average net assets	2.25%	2.36%	2.75%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement	2.54%	2.84%	3.59%	(f)
Ratio of net investment income (loss) to
average net assets	(0.41)%	(1.07)%	(1.02)%	(f)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement	(0.71)%	(1.55)%	(1.86)%	(f)
Portfolio turnover rate	31.09%	50.20%	48.91%

(a) April 14, 2005 (Commencement of Operations) through September 30, 2005.
(b) Less than $0.01 per share.
(c) Redemption fees resulted in less than $0.005 per share in each period.
(d) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund - Class I
Financial Highlights
For a share outstanding during the period

	Period Ended
	September 30, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 12.80

Income from investment operations
Net investment income (loss)	0.01
Net realized and unrealized gain	1.10
Total from investment operations	1.11

Less distributions to shareholders:
From net investment income	(0.01)
From tax return of capital	(0.04)
In excess of net investment income	(0.01)
Total distributions	(0.06)

Net asset value, end of period	$ 13.85

Total Return (b)	8.61%	(c)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 6,548
Ratio of expenses to average net assets	1.25%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement	1.54%	(d)
Ratio of net investment income (loss) to
average net assets	(0.59)%	(d)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement	(0.29)%	(d)
Portfolio turnover rate	31.09%

(a) March 21, 2007 (Commencement of Operations) through September 30, 2007.

(b) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c) Not annualized.

(d) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements

September 30, 2007

NOTE 1. ORGANIZATION

Dividend Growth Trust (the "Trust"), 58 Riverwalk Boulevard, Building 2, Suite A, Ridgeland, South Carolina 29936, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust (now a "statutory trust") on July 14, 1999. The Trust was formerly known as Eastern Point Advisors Funds Trust.

The Trust is authorized to issue an unlimited number of shares of beneficial interest of $.001 par value. The Trust currently offers shares of the Rising Dividend Growth Fund (“Fund”). Prior to April 14, 2005, the Fund offered Class A shares only. The Fund began offering Class C shares on April 14, 2005 and Class I shares on March 21, 2007. The Fund currently offers three Classes of shares (“Class A”, “Class C” and “Class I”). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses. Each Class of shares has exclusive voting rights with respect to matters that affect only that Class. Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains or losses on investments are allocated to each Class of shares based on relative net assets.

The Fund seeks long-term growth of capital and current income by investing primarily in common stocks of domestic and foreign companies that have increased their dividend payments to shareholders at least each year for the past ten years. The Fund normally concentrates its investments in a group of 25-50 common stocks. Due to the inherent risk in any investment program, the Fund cannot ensure that its investment objectives will be realized.

NOTE 2. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, according to guidelines established by the Board. As a general principle, the current fair value of a security being valued by the Advisor would be the amount which the Fund might reasonably expect to receive upon a current sale. Methods which are in accord with this principle may, for example, be based on, among other factors, a multiple of earnings, a discount from market of a similar freely traded security, or yield to maturity with respect to debt issues. Fair value determinations will not be based on what the Advisor believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Advisor. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Fund will hold the investment until maturity.

Federal Income Taxes – There is no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains, if any, annually. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2007

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES – continued

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income and distributions from Master Limited Partnerships (“MLPs”) are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from the Fund’s investments in MLPs generally are recorded as a return of capital, reducing the cost basis of the associated MLP investment. Income or loss from the MLP investments is recorded upon receipt of the MLP’s K-1.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

NOTE 4. ACCOUNTING PRONOUNCEMENTS

In June 2006, FASB issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As a result, the Fund will incorporate FASB Interpretation No. 48 in its semi-annual report on March 31, 2008. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure the fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

NOTE 5. MERGER OF CAPITAL APPRECIATION FUND

At the close of business on September 8, 2006, the Rising Dividend Growth Fund acquired all the net assets of the Capital Appreciation Fund pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the Capital Appreciation Fund on September 6, 2006. The acquisition was accomplished by a tax-free exchange of 182,825 Class A shares of the Capital Appreciation Fund (valued at $12.4300 per share) for 191,337 Class A shares of the Rising Dividend Growth Fund (valued at $11.88 per share) and 120,870 Class C shares of the Capital Appreciation Fund (valued at $11.1374 per share) for 113,134 Class C shares of the Rising Dividend Growth Fund (valued at $11.90 per share).

The Capital Appreciation Fund’s net assets on the date of the reorganization amounted to $3,618,703, including $451,165 of unrealized appreciation and capital loss carryforwards of $788,226 and were combined with the Rising Dividend Growth Fund’s net assets. The aggregate net assets of the Capital Appreciation and Rising Dividend Growth Fund immediately before the acquisition were $3,618,703 and $41,820,605, respectively. The combined net assets immediately after the acquisition amounted to $45,439,308 for 3,825,288 shares outstanding.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2007

NOTE 6. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust retains Dividend Growth Advisors, LLC ("Advisor" or "DGA") as the Fund’s Investment Advisor. The Advisor manages the investments of the Fund in accordance with the Fund's investment objectives, policies and limitations. Pursuant to the terms of the Investment Advisory Agreement, the Advisor has full discretion to manage the assets of the Fund in accordance with its investment objective. As compensation for its investment management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has also voluntarily agreed to waive its advisory fees or reimburse other Fund expenses so that the Fund’s annual operating expenses will not exceed 1.65% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares of the average daily net assets of the respective class. For the fiscal year ended September 30, 2007, the Advisor earned fees of $457,844 from the Fund. For the fiscal year ended September 30, 2007, the Advisor waived fees of $61,553. At September 30, 2007, there was a net payable due to the Advisor in the amount of $49,329.

The Advisor is entitled to reimbursement of fees waived or remitted to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to waivers, reductions, and payments made with respect to the Fund. The waived fees related to operating expenses subject to recovery, at September 30, 2007 were as follows:

The Fund retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Huntington Bancshares, Inc. (“Huntington”), to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For the fiscal year ended September 30, 2007, Unified earned $65,198 for administrative services provided to the Fund.

The Fund also retains Unified to act as the Fund’s transfer agent. Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For the fiscal year ended September 30, 2007, Unified earned fees of $54,314 for transfer agent services provided to the Fund and $64,618 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For the fiscal year ended September 30, 2007, Unified earned $38,348 for fund accounting services provided to the Fund.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”), a wholly owned subsidiary of Huntington, to act as the principal distributor of its shares. Huntington is also the parent company of Unified and Huntington National Bank, the Fund’s Custodian.

Class A and Class C have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each “Plan”) under which each class is authorized to compensate the Distributor for payments to dealers or others with distribution fees at the following: Class A Shares: An annual distribution fee of 0.25% and an annual service fee of 0.15% of the Class A Share’s average daily net assets for a total of 0.40%. Class C Shares: An annual distribution fee of 0.75% and an annual service fee of 0.25% of the Class C share’s average daily net assets for a total of 1.00%. The fees payable under each Plan shall be used to compensate the Distributor for any expenses primarily intended to result in the sale of the

Fund’s shares, including, but not limited to: payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance and administrative support services to the holders of the Fund’s shares, payments made for the preparation, printing and distribution of advertisements and sales literature, and payments made for printing and distributing prospectuses and shareholders reports to other than existing shareholders of the Fund. Class I shares are not subject to rule 12b-1 fees.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2007

NOTE 6. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The shareholder servicing fees shall be used to pay, among other things: assisting in establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Trust on behalf of customers, furnishing personal services and maintaining shareholder accounts, facilitating certain shareholder communications from the Trust to customers, receiving and answering correspondence and aiding in maintaining the investment of the Fund’s shareholders.

For the fiscal year ended September 30, 2007, Class A incurred 12b-1 expenses of $219,303 and Class C incurred 12b-1 expenses of $47,385. The Advisor waived all 12b-1 fees that were payable to the Advisor for the year ended September 30, 2007. For the year ended September 30, 2007, the amounts refunded to the Fund were: Class A - $102,227 and Class C - $14,777. The Advisor waived such 12b-1 fees consistent with its undertaking to limit the Fund’s annual operating expenses (see above). As of September 30, 2007, the Fund owed the Distributor $13,387 for 12b-1 expenses.

NOTE 7. INVESTMENTS

For the fiscal year ended September 30, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations and less proceeds received on MLP’s, were as follows:

As of September 30, 2007, the net unrealized appreciation of investments for tax purposes was as follows:

At September 30, 2007, the aggregate cost of securities for federal income tax purposes was $62,614,826. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain passive losses earned through MLPs.

NOTE 8. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a mutual fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2007, Circle Trust Co. held, for the benefit of its customers, 28.77% of Class A. As a result, Circle Trust Co. may be deemed to control Class A shares of the Fund. As of September 30, 2007, Pershing held, for the benefit of its customers, 45.36% of Class C shares and 74.27% of Class I shares. As a result, Pershing may be deemed to control Class C and Class I shares of the Fund.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2007

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS

A long-term capital gain distribution of $0.2314 per share was paid December 26, 2006 to shareholders of record of Class A and Class C as of December 22, 2006. Return of capital distributions were paid quarterly and totaled $0.12 per share to Class A shareholders, $0.06 per share to Class C shareholders, and $0.04 per share to Class I shareholders. Distributions in excess of net investment income totaled $0.04 per share for Class A shareholders, $0.02 per share for Class C shareholders and $0.01 per share to Class I shareholders. Distributions from net investment income totaled $0.02 per share to Class A shareholders and $0.01 per share to Class I shareholders.

The tax character of distributions paid during the fiscal years ended September 30, 2007 and 2006 is as follows:

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

The differences between book basis and tax basis undistributed amounts result from differences in recognizing certain passive losses earned through MLPs, as well as the treatment of capital loss carryforwards not yet available for tax purposes.

NOTE 11. CAPITAL LOSS CARRYFORWARDS

In connection with the merger of the Capital Appreciation Fund, the Rising Dividend Growth Fund acquired capital loss carryforwards amounting to $788,226. Due to Internal Revenue Code limitations, only $177,507 of this was available to offset realized gains during the year ended September 30, 2007. The remainder will be available to use at $177,507 per year, each year through September 30, 2010.

Capital loss carryforwards are available to offset future realized gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount which is offset will not be distributed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Dividend Growth Trust and the Shareholders of

Rising Dividend Growth Fund

We have audited the accompanying statement of assets and liabilities of the Rising Dividend Growth Fund, a series of shares of Dividend Growth Trust, including the schedule of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period March 18, 2004 (commencement of operations) to September 30, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rising Dividend Growth Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, and for the period March 18, 2004 to September 30, 2004 in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

November 13, 2007

BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Independent Trustees
Name, Address & Age	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trustee/ Directorships Held by Trustee
Roger B. Rainville (63) 4187 Natale Dr. Venice, FL 34293	Independent Trustee	Indefinite. Since August, 2005	President and Chief Executive Officer of Pioneer Investment Management Shareholder Services Corporation from September 1990 to July 2001. Retired in July 2001 when Pioneer Mutual Funds were acquired by UniCredito Italiano of Milan, Italy.	1	None
Earl L. Mason (60) 5 Covey Rise 4105 Spring Island Okatie, SC 29909	Independent Trustee Chairman since December 2005	Indefinite. Since August, 2005	Former Chairman of the Board, Computer Horizons; Audit Chairman, Earle M. Jorgensen, a metals distributor, from 2002 to present.	1	Director, Chair of the Audit Committee, and member of the compensation committee, BWAY Corp., from 2007 to present.
William Thomas Smith, Jr. (61) 1325 Peachtree Street, #902 Atlanta, GA 30309	Independent Trustee	Indefinite. Since August, 2005	Managing Partner, TTV, a venture capital company, from April 2000 to present.	1	Director, Green Dot Corp. & Serious Corp, from 2008; Director Austin Logistics, from 2005 to present; Director, E-duction, from 2006 to present; Director, PRBC, from 2006 to present.

Interested Trustee and Principal Officers
Name, Address* & Age	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee / Officer	Other Trustee/ Directorships Held by Trustee
Charles Troy Shaver, Jr. ** (60)	Interested Trustee, President	Indefinite. Since August, 2005	President, Chief Executive Officer, Chief Compliance Officer, Member and minority owner of Dividend Growth Advisors, LLC, since June 1, 2004. Prior thereto, Mr. Shaver was President and Chief Compliance Officer and a registered representative of GoldK Investment Services, Inc. from April 2000 until May 2004.	1	Chairman of Spring Island Trust.
Jere E. Estes (65)	Treasurer, Principal Accounting Officer	Indefinite. Since August, 2005	Director of Research, Senior Portfolio Manager, Dividend Growth Advisors since April 1, 2004. Prior thereto Mr. Estes was Chief Investment Officer, Bryn Mawr Trust Company from June 1, 1999 to March 31, 2004.	1	None
William Allin (60)	Secretary	Indefinite. Since August, 2005	Managing Director, Dividend Growth Advisors since August 1, 2005. Prior thereto, Mr. Allin was Chief Executive Officer, Allin Consulting from July 1, 2001 to July 31, 2005. Before that Chief Executive Officer, Greenwood Capital, September 1, 1989 to June 30, 2001.	1	Trustee, Lander Foundation. Trustee, Hilton Head Arts Center.
Jane Cameron (70)	Chief Compliance Officer	Indefinite. Since June, 2006	Chief Compliance Officer – Mutual Funds, Dividend Growth Advisors, LLC since June, 2006. Prior thereto, Ms. Cameron was Director of Strategic Sourcing, Fidelity Investments, from September, 1996 until February, 2006.	1	None

*The address for interested trustee and officers is 58 Riverwalk Blvd., Building 2, Suite A, Ridgeland, SC 29936.

*Mr. Shaver is considered an "interested person" of the Trust as that term is defined in the 1940 Act because of the positions that he holds with Dividend Growth Advisors, LLC, the advisor to the Fund.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers and is available, without charge, upon request. You may call toll-free (888) 826-2520 to request a copy of the SAI or to make shareholder inquiries.

APPROVAL OF ADVISORY ARRANGEMENTS

The Board of Trustees (the "Board"), including the Trustees that are not "interested persons" of Dividend Growth Trust (the "Trust"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), approved the Investment Advisory Agreement ("Investment Advisory Agreement" or "Agreement") between the Trust, on behalf of the Rising Dividend Growth Fund (the "Fund"), and Dividend Growth Advisors, LLC (the "Advisor") at a meeting of the Board held on September 21, 2007 (“Meeting”).

In connection with the approval of the Investment Advisory Agreement, the Board received materials relating to certain factors used in its consideration of the Agreement. These materials included: (1) Schedule of current investment advisory and 12b-1 fees; (2) Materials analyzing the Fund’s advisory fees, total expense ratios and performance as compared to comparable mutual funds and industry averages; (3) Assets currently under management and the types of other accounts managed by the Advisor; (4) a statement to the effect that the Advisor is not the subject of any material litigation or administrative proceedings; (5) a copy of Part II of Advisor’s Form ADV; (6) a copy of the Advisor’s Code of Ethics; (7) Annual Report and Certification of Code of Ethics from the Advisor; (8) Balance Sheet and Income Statement of the Advisor and Profitability Analysis; and (9) Summary Report on Brokerage Execution.

The Board considered a number of factors in connection with its consideration of the Agreement, including: (1) the nature, extent and quality of services provided by the Advisor; (2) the investment performance of the Fund compared to the performance of comparable funds and against benchmarks and/or indices; (3) the fees and expenses of the Fund and the profitability of the Advisor; (4) whether the Fund will benefit from possible economies of scale; and (5) the organizational capability and financial condition of the Advisor.

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees discussed the nature, quality and scope of current and anticipated services provided by the Advisor under the Investment Advisory Agreement. The Trustees reviewed the personnel of the Advisor and discussed their responsibilities and experience. The Trustees then discussed the brokerage transactions of the Fund including the fact that the Fund’s trading costs are low relative to industry averages. The Trustees reviewed the Advisor’s oversight and supervision with respect to the Fund’s service providers. The Board noted the fact that there had been recent on-site meetings that personnel of the Advisor had conducted with Unified Fund Services, Inc. ("Unified"), the Fund’s administrator and transfer agent. The Board noted the continuing oversight activities of the Advisor with respect to Unified and the Fund's other service providers.

Investment Performance

The Trustees reviewed the investment performance of the Fund, referencing materials contained in the Board book as well as supplemental materials distributed at the Meeting. The Trustees noted that, although the Fund's performance lagged industry performance averages, the Fund was ahead of the S&P 500, its benchmark, for both the three year and year to date periods shown, and just slightly under the S&P 500 for the three month and one year periods shown. The Trustees also took note of the fact that one of the funds in the peer group category was a leveraged fund, with a different risk profile than that of Rising Dividend Growth Fund and that this leveraged fund had dramatically outperformed the other funds in the category. If this fund was excluded from the analysis, the Rising Dividend Growth Fund’s performance for the one-year period shown actually exceeded the averages for the category.

Fees and Expenses/Profitability

The Trustees considered the fees and expenses of the Fund including a chart in the Board materials that compared the Fund’s fees and expenses with those of funds from a Morningstar category comprised of large cap value funds with assets ranging from $57 to $67 million. The Trustees noted that although the total expense ratio of the Fund was the fifth highest out of the 30 firms in the category, approximately one third of the funds shown (11 out of 30) had the same or higher management fee than that of the Fund.

The Trustees also considered the fact that, although the Fund’s management fee is 0.75% (as compared to a category average of 0.67%), when the management fees waived by the Advisor are taken into account, the Fund’s management fee is actually closer to 0.65%, and thus near or slightly below the average fee for the category.

With respect to the Fund’s other expenses, the Board noted that several of the funds shown in the category were actually small share classes of very large funds. These small classes had expenses that were substantially lower than those of the Fund due to the economies of scale realized by such large funds.

Economies of Scale

The Board reviewed this factor but determined that, given the Fund’s relatively small size and its continued subsidization by the Advisor, there has been no realization to date of any economies of scale by the Fund.

Financial Condition of Advisor

The Board reviewed the Advisor’s financial information contained in the Board Meeting materials noting that there continues to be steady growth in the assets under management by the Advisor.

Conclusion

The Trustees reviewed further the various factors and considerations. The Trustees concluded, after review of all the materials presented, that the Fund’s performance was comparable to its peers and was being achieved at a reasonable expense level.

The Board, including the Independent Trustees of the Trust, unanimously concluded that the investment advisory arrangements were reasonable and fair to the Fund and its shareholders and that the Investment Advisory Agreement, including the advisory fee rate payable there under, continues to be fair and reasonable in light of all relevant circumstances. The Board unanimously concluded that it was in the best interest of the Fund and its shareholders to renew the Investment Advisory Agreement.

PROXY VOTING

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling (888) 826-2520 and (2) on the SEC’s website at http://www.sec.gov.

TRUSTEES

Earl L. Mason, Chairman

C. Troy Shaver, Jr.

Roger B. Rainville

W. Thomas Smith, Jr.

OFFICERS

C. Troy Shaver, Jr., President

Jere E. Estes, Treasurer and Principal Accounting Officer

William Allin, Secretary

Jane Cameron, Chief Compliance Officer

Tara R. Pierson, Assistant Secretary

INVESTMENT ADVISOR

Dividend Growth Advisors, LLC

58 Riverwalk Boulevard

Building 2, Suite A

Ridgeland, South Carolina 29936

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Ste. 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP

Two Penn Center Plaza, Suite 820

Philadelphia, Pennsylvania 19102-1732

LEGAL COUNSEL

Blazzard & Hasenauer, P.C.

1375 Kings Highway East, Suite 220

Fairfield, Connecticut 06824

CUSTODIAN

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N. Meridian Street, Ste. 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, the registrant has not made any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)        The Board has determined that Earl Mason qualifies and has been designated by the Board as an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	FY 2007	$ 13,500
	FY 2006	$ 12,500

(b)	Audit-Related Fees – N/A
		Registrant	Adviser
	FY 2007	$	$
	FY 2006	$	$
Nature of the fees:

(c)	Tax Fees
Registrant
	FY 2007	$ 2,000
	FY 2006	$ 1,500
	Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees
		Registrant	Adviser
	FY 2007	$ 0	N/A
	FY 2006	$ 0	N/A
Nature of the fees:

(e)
(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)         During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2007	$ 0	$0
FY 2006	$ 0	$0

(h)        The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.	NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures. (Check disclosure controls for requirement of meeting)

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 10, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)

Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)    Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dividend Growth Trust

By *	/s/ C. Troy Shaver
C. Troy Shaver, Jr., President

Date	12/6/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ C. Troy Shaver
C. Troy Shaver, Jr., President

Date	12/6/07

By*	/s/ Jere Estes

Jere Estes, Treasurer

Date	12/6/07